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                                                                    Exhibit 99-2

                              [Company Letterhead]

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


I, David R. Nuzzo, Chief Financial Officer (Principal Financial Officer) of S.L. Industries, Inc. (the "Registrant"), certifies that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant (the "Report"):

         (1) The Report fully complies with the requirements of Section 13(a) [15(d)] of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


By:  /s/David R. Nuzzo
-----------------------
David R. Nuzzo
Chief Financial Officer
Date:  August 19, 2002